UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 276-3966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 25, 2025 (the “Closing Date”), AST SpaceMobile, Inc. (the “Company”) completed its previously announced transaction to acquire 100% of the issued and outstanding equity interests in EllioSat Ltd. from CCUR Holdings, Inc. pursuant to the Share Purchase Agreement, dated August 5, 2025, by and among the Company, AST & Science, LLC, CCUR Holdings, Inc. and EllioSat Ltd. (as amended from time to time, the “Agreement”). In accordance with the Agreement, the Company elected to pay its first required consideration payment of $26.0 million to CCUR Holdings, Inc. in the form of 581,395 shares of the Company’s Class A common stock (the “Consideration Shares”) and issued such shares to CCUR Holdings, Inc. on the Closing Date (the “Issuance”) in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with the Issuance, the Company filed a prospectus supplement, dated September 26, 2025 (the “Prospectus Supplement”), to the prospectus, dated September 5, 2024, included in the Company’s Registration Statement on Form S-3 (Registration No. 333-281939), to register the offer and resale of the Consideration Shares.

The legal opinion of McGuireWoods LLP relating to the legality of the issuance of the Consideration Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of McGuireWoods LLP
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date: September 26, 2025	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Financial Officer and Chief Legal Officer